UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
May 20, 2025
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Zscaler, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-38413 (Commission File Number)	26-1173892 (I.R.S. Employer Identification Number)
120 Holger Way San Jose, California 95134
(Address of principal executive offices and zip code)
(408) 533-0288
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange of which registered
Common Stock, $0.001 Par Value	ZS	The Nasdaq Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director
On and effective as of May 20, 2025, the Board of Directors (the “Board”) of Zscaler, Inc. (the “Company”) approved the expansion of the size of the Board from eight to nine and appointed Raj Judge, the Company’s Executive Vice President, Corporate Strategy and Ventures, as a Class III director of the Company, with a term expiring at the Company’s annual meeting of stockholders for the fiscal year ending July 31, 2026.

Mr. Judge will enter into the Company's standard form of director indemnification agreement, which was filed as Exhibit 10.1 to the Company's Registration Statement on Form S-1 filed with the SEC on February 16, 2018. Mr. Judge will not receive any compensation in connection with his service on the Company’s Board.

There is no arrangement or understanding between Mr. Judge and any other persons pursuant to which Mr. Judge was selected as a director, and Mr. Judge does not have any family relationships with any of the Company's directors or executive officers. Mr. Judge previously worked at Wilson Sonsini Goodrich and Rosati, Professional Corporation, which serves as outside corporate counsel to the Company. The Company incurs bills for legal services that vary from year to year depending on legal needs, and all such arrangements have been entered into in the ordinary course of business and have been conducted on an arms-length basis. During the year ended July 31, 2024, the Company incurred expenses for legal services rendered totaling in excess of $120,000.

A copy of the Company's press release announcing Mr. Judge’s appointment is attached hereto as Exhibit 99.1.

The information in Exhibit 99.1 attached to this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated May 21, 2025
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zscaler, Inc.

May 23, 2025	/s/	Remo Canessa
Remo Canessa
Chief Financial Officer